Credit Agreement (Notes)	12 Months Ended
Jan. 02, 2016
Debt Disclosure [Abstract]
Credit Agreement
Credit Agreement

In September 2015, we entered into a new revolving credit facility (Credit Agreement) with a syndicate of banks (Lenders). The Credit Agreement provides a revolving credit facility for general corporate purposes with net aggregate availability of $100 million. The Credit Agreement contains an accordion feature that allows us to increase the amount of the credit facility from $100 million up to $150 million in total availability, subject to Lenders' approval. The Credit Agreement matures in September 2020. The Credit Agreement replaced our $20 million credit facility that was set to expire in August 2016.

The Credit Agreement provides the Lenders with a collateral security interest in substantially all of our assets and those of our subsidiaries and requires us to comply with, among other things, a maximum leverage ratio and a minimum interest coverage ratio. Under the terms of the Credit Agreement, we pay a variable rate of interest and a commitment fee based on our leverage ratio. As of January 2, 2016, we had no outstanding borrowings or letters of credit and we were in compliance with all financial covenants.

In February 2016, we amended our revolving credit facility (Credit Agreement, as amended) to increase our net aggregate availability from $100 million to $150 million. We maintained the accordion feature which allows us to increase the amount of the credit facility from $150 million to $200 million, subject to Lenders' approval. The Credit Agreement, as amended, matures in February 2021. There were no other changes to the Credit Agreement's terms and conditions.